Exhibit 99.1 #DemocratizeAI Conﬁdential Investor Presentation

No Offer or Solicitation, Trademarks and Non-GAAP Measures This presentation has been prepared by Fusemachines Inc. (the “Company”) and CSLM Acquisition Corp. (“CSLM”) for information purposes only. The presentation was created for interested parties to make an evaluation of the subject matter contained herein and to assist them in evaluating the proposed transaction between the Company and CSLM. In all cases, interested parties should conduct their own investigation and analysis of the Company, CLSM and the data contained in this presentation. No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This presentation shall also not constitute an offer to sell or the solicitation of any offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualiﬁcation under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed transaction, a Registration Statement on Form S-4 (the “Registration Statement”) has been ﬁled with the SEC in connection with the proposed transaction which will include a proxy statement/prospectus and certain other related documents, which will include both the proxy statement to be distributed to holders of common stock of CSLM in connection with CSLM’s solicitation of proxies for the vote by CSLM’s shareholders with respect to the proposed transaction and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the proposed transaction. CSLM’s shareholders and other interested persons are advised to read the proxy statement/prospectus included in the Registration Statement and the amendments thereto and the deﬁnitive proxy statement/prospectus, as these materials will contain important information about the Company, CSLM and the proposed transaction. After the Registration Statement is declared effective, the deﬁnitive proxy statement/prospectus will be mailed to shareholders of CSLM as of a record date to be established for voting on the proposed transaction and other matters as may be described in the Registration Statement. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Trademarks In addition to trademarks, service marks, trade names, copyrights and logos of Fusemachines and CSLM contained herein, this presentation contains trademarks, service marks, trade names, copyrights and logos of other companies, which are the property of their respective owners. Unless otherwise stated, the use of these other trademarks, service marks, trade names, copyrights and logos herein does not imply an afﬁliation with, or endorsement of the information contained herein by, the owners of such trademarks, service marks, trade names, copyrights and logos. Non-GAAP Measures This presentation contains “non-GAAP ﬁnancial measures,” which are adjusted ﬁnancial measures that are not calculated and presented in accordance with generally accepted accounting principles in the United States, or “GAAP.” We present non-GAAP measures, such as Adjusted EBITDA, herein as supplemental measures of our ﬁnancial and operating performance because our management believes that such information provides useful information to investors about our operating performance. Non-GAAP ﬁnancial measures do not have any standardized meaning and are, therefore, unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP ﬁnancial measures is not intended to be a substitute for, and should not be considered in isolation from, the ﬁnancial measures reported in accordance with GAAP. For reconciliations of the non-GAAP ﬁnancial measures used in this presentation to the most comparable GAAP measures, please see the Appendix to this presentation. Fusemachines Inc. - Investor Presentation 2

We Are Fusemachines We deliver Enterprise AI Transformation through industry- and problem-speciﬁc proprietary AI Solutions (Products and Services) , with a team of AI PhDs & Engineers trained in underserved communities. Fusemachines Inc. - Investor Presentation 3

Leadership Team

Founder-led AI Experts & Educators



Sameer Maskey, PhD
Founder & CEO,
Chairman of the Board

- Born and raised in Kathmandu, Nepal
- Obtained a full scholarship to study in the US
- Holds a PhD in Computer Science (AI) from Columbia University
- 15+ years of AI experience
- Adjunct Assoc. Professor of AI at Columbia (12+ years)
- Previously AI Researcher at IBM Watson Center



Anish Joshi
Head of Technology

- 10+ Years of experience leading AI Products & Solutions
- Fusemachines-trained AI engineer
- Leads teams of 100+ engineers across multiple engagements
- Leading engineering and innovation strategy, talent acquisition, and service delivery.
- Manages internal R&D



Parag Shrestha
Head of South Asia

- 15+ years of IT experience & SaaS sales
- Manages South Asia operations
- Focused on driving strategies & processes to drive organizational growth.
- In Past, solved critical business challenges for clients like Coca-Cola, Delta Airlines, FedEx, and General Motors.



Rob Traghetto
Head of AI Solutions

- Serial entrepreneur – founded Rake (acquired by Fusemachines in 2018)
- 20+ years in software and product engineering across Education, HR Tech, and Health Tech.
- Developed and delivered AI solutions across diverse business verticals.

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Fusemachines at a Glance

Enterprise AI Solutions + growing AI Product Suite, for AI-Driven transformation

Fusemachines' mission: #DemocratizeAI

Global Scale

~400
Employees
Mostly in underserved communities

NYC
Headquarters

5
Countries

Canada
USA
Dominican Republic
Nepal
India

Top-Tier AI Talent & Products

250+
Engineers

27%
Female

20+
Languages Spoken

AI Platform

AI Studio
AI Engines
Squadery
Fuse Classroom

7 AI Patents Pending

Attractive Economics

54%
Gross Margin
YTD (9/30/24)(1)

>$230K
Average LTM Revenue
per Q3 ' 24 client(2)

~2 years
Average relationship length
of Q3 '24 clients(2)

(1) Unaudited Fusemachines figures as disclosed in Form S-4 filed by CSLM Holdings, Inc. on 11/27/24.
(2) Internal Company data.

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Trusted By Clients Like Leading Fashion Global News & Leading Leading Technology Brand Media Company Consumer Corporation Insights Provider Fuse’s ability to deliver consistently outstanding solutions and strategic counsel is on par with their commitment to nurturing AI and tech talent through global education initiatives. Their unique role as experts and educators motivates us to continue ﬁnding ways to work together. - TIME Digital, former CTO & President Fusemachines Inc. - Investor Presentation 6

Market Opportunity & Our Positioning Fusemachines Inc. - Investor Presentation 7

Market Opportunity

Massive Addressable Market Opportunity In Enterprise AI

$2.5 T

Global
Digital transformation (DX) spend, in 2024

(Source: IDC - Worldwide Digital Transformation Spending Guide, May '24)

$14.5 B

Global
Enterprise AI market size, in 2024

(Source: Precedence Research, Nov. '24)

44%

Global
Enterprise AI market growth CAGR
10-year forecast 2024-2034

(Source: Precedence Research, Nov. '24)

59%

% of companies who have **purchased or plan to purchase** in-year at least one generative AI tool, among survey respondents

(Source: WRITER, April '23)

Only 10%

of professionals are very confident in their ability to build good AI solutions in-house

(Source: WRITER, 2024)

Enterprise AI requires more than just a Large Language Model

+

AI Talent Shortage Continues to be a Hurdle

→

Opportunity for AI-First Approach to Digital Transformation for Future-Proofing Businesses

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Limits of Existing Offerings

Our Value Proposition

AI Tools Limitations
- Not Industry-specific
- Not Problem-specific
- Limited customizations
  - No access to source code for most Azure, AWS, GCP APIs

Fusemachines AI Tools are
✓ Industry-specific
✓ Problem-specific
✓ Fully customizable (access to source code)

AI Talent in Limited Supply
- Tuning a system requires significant bench of talent

Fusemachines AI Talent Bench
✓ AI Fellowship program educating AI Talent at scale in underserved communities (Nepal, South Asia, LatAm)

Data Access & Security Risks
- Many tools require data access outside of enterprise firewalls
  - Exposes valuable corporate data to unforeseen risks

Secure Data Access
✓ Our AI Studio and AI Engines are deployed in the client's company Cloud - behind corporate firewalls

► **Reduced ROI for Enterprise AI initiatives**

► **Higher ROI for Enterprise AI initiatives**

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Our Go-To-Market Offerings Fusemachines Inc. - Investor Presentation 10

Fusemachines Approach AI Studio & AI Engines Proprietary AI platform & engines accelerate build and deployment of AI models AI-Driven ENTERPRISE AI Transformation TRANSFORMATIO N AI AI Solutions Education Unique Proprietary in-house platform & content for “Hubs” approach: upskilling AI Talent industry- and problem- from underserved speciﬁc AI Solutions communities, to drive transformation Fusemachines Inc. - Investor Presentation 11

AI Studio & AI Engines AI Studio & AI Engines Fusemachines AI Studio AI AI Solutions Education AI Studio One platform for all AI Engines ● Simpliﬁes creation of industry-speciﬁc, tailored AI solutions ● Seamlessly integrates into clients’ processes, enhancing efﬁciency & facilitating AI transformation ● Flat-rate pricing for unlimited API’s makes running production AI systems more affordable ● Customize and deploy latest state of the art models faster Fusemachines Inc. - Investor Presentation 12

AI Studio & AI Engines AI Studio & AI Engines Fusemachines AI Engines: Driving Faster AI Development & Business Value AI AI Solutions Education AI Engines Xtract Fraud Detection AI Engine AI Engine TM AI Studio Industry-Speciﬁc & Problem-Speciﬁc Forecast AI Software Answer Gen (1) AI Engine ● Multiple AI Engines built on top of AI Studio ● Use case-, vertical- and domain-speciﬁc, to address unique challenges of the client & industry ● Leverage extensive IP (patented & unpatented) to drive increased efﬁciency and new revenue streams ● Enable scalability, reducing costs of customization and development for customers Fusemachines Inc. - Investor Presentation 13 (1) In development.

AI Studio & AI Engines AI Studio & AI Engines Current Proprietary AI Engines AI AI Solutions Education GenAI Engines Predictive AI Engines Answer Gen Xtract Fraud Detection Forecast AI Engines AI Engines AI Engines AI Engines Q&A system to generate Extracts information from answers from data Accelerate identiﬁcation of Use historical and industry handwritten and pdf repositories with multiple emerging fraud patterns and data to improve forecasting documents data types investigate them with AI of demand and inventory - Forms, invoices, 10Ks, etc. - Word, Excel, Ppt, pdf In development Fusemachines Inc. - Investor Presentation 14

AI Studio & AI Engines “Hubs” Approach: Industry- and Problem-Speciﬁc AI Solutions AI Solutions AI AI Solutions Education Fuse Industry Hubs Fuse Technology Hubs Retail & Consumer Goods Machine Learning Data Engineering Healthcare Deep Learning Web Technologies Technology Natural Language DevOps Processing Banking & Insurance Computer Vision MLOps Media & Entertainment Fusemachines Inc. - Investor Presentation 15

AI Studio & AI Engines AI Education as a Proprietary Pipeline for Engineering Talent AI Education AI AI Solutions Education Fusemachines AI Fellowship Programs ● “Fuse Fellowships” offer professional AI education in communities underpenetrated by multinationals, free of charge Nepal - 600+ students enrolled to date (selected from thousands of applicants) Dominican Republic Bangladesh ● Empowering students with AI skill sets in high demand globally ● Reinforcing Fusemachines’ brand as ‘employer of choice’ for AI talent LATAM ● Providing proprietary pipeline of top AI talent for Fusemachines and its clients - 1/3+ of graduates hired by Fusemachines Fusemachines Inc. - Investor Presentation 16

Delivering Results - Growing With Our Clients Fusemachines Inc. - Investor Presentation 17

AI Studio & AI Engines ENTERPRISE AI TRANSFORMATION Customer Success Stories AI AI Solutions Education Supply Chain Optimization Product Similarity Engine Improved production and supply chain through Built AI system which assembled images and enhanced forecasting of shortages & stockouts text-based models, creating product matches for search recommendations - Global manufacturer of generic drugs - US publicly-traded E-commerce company Time Series Forecasting for Image Recognition Customer Lifetime Value Built an Image Recognition System to identify risk Forecasted revenue results outperforming all by visualizing ad details while searching, ﬁltering other business analytics methods and labeling ads, to curb human trafﬁcking - Leading global video games company - US-based non-proﬁt intelligence organization Entity Extraction Explore more on: Developed a BERT model with higher F1 scores to extract desired data points https://fusemachines.com/success-stories/ - Leading crowdsourced commercial real estate data platform Fusemachines Inc. - Investor Presentation 18

Customer Satisfaction ➜ Retention & Relationship Growth Track record of retaining and growing client relationships Initial MRR Current MRR (Sept. 2024) Leading Fashion Brand Owner Global News & Media Company Leading Consumer Insights Provider $77K $50K $87K $80K $50K $100K $40K $80K $60K $30K $60K $40K $20K $20K $40K $19K $15K $20K $10K $20K $0K $0K $0K Initial MRR Current MRR Initial MRR Current MRR Initial MRR Current MRR Client since: Mar 2020 Client since: Aug 2020 Client since: June 2021 Fusemachines Inc. - Investor Presentation 19 2.5x 4.6x 5.1x

Financial Proﬁle Fusemachines Inc. - Investor Presentation 20

Selected Financial Metrics Revenue Revenue Comments +8% y/y ($ in mil.) (1) Note +15% y/y (2) Note ● >$230k average LTM revenue per Client (9/30/2 (3) 4) Note (4) Note - +16% year-over-year (vs. LTM 9/30/23) ● ~2 years average client relationship of Q3 ‘24 clients ● Focus on landing & expanding larger Enterprise clients - 10 new Enterprise Client MSAs signed in 2024 ● Direct sales team + partnerships (3) Gross Margin Adj EBITDA ($ in mil.) (1) Audited ﬁgures. (2) Unaudited ﬁgures. Fusemachines Inc. - Investor Presentation 21 (3) Please see Appendix for reconciliation of Non-GAAP measures.

Pending Business Combination Transaction

Transaction close anticipated Q1 2025

- **CSLM Acquisition Corp.**
  - Blank Check Company; IPO on January 18, 2022 (Nasdaq: CSLMU (CSLM, CSLMW, CSLMR))
  - Anticipate domestication in Delaware through merger with Fusemachines
  - Applied with NASDAQ for listing under FUSE, FUSEW upon closing
- **Fusemachines Inc.**
  - Anticipated to be first company with origins in Nepal listed on NASDAQ

Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
→ 1/22/24 merger agreement signed among CSLM Acquisition Corp. and Fusemachines Inc.		→ 8/27/24 Merger agreement amended	→ 11/27/24 CSLM Holdings, Inc. filed amended Form S-4 → Anticipate proxy statement / prospectus mailed to CSLM shareholders	→ Anticipate CSLM shareholder vote → Anticipate transaction closing

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Conclusion Fusemachines Inc. - Investor Presentation 23

Investment Highlights

- **Pure-play Enterprise AI solutions provider**
  - Proprietary products (studio & engines) + AI talent pipeline for bespoke solutions
- **Massive market opportunity for Enterprise AI, experiencing dynamic growth**
  - +44% market CAGR projected 2024-2034[1]
- **Proven business model, validated by blue-chip clients**
- **Differentiated market approach: Industry- and Problem-specific solutioning**
  - Competition more focused on horizontal solutions - less tailored to clients' specific needs
- **Fusemachines AI Fellowships - proprietary pipeline of AI talent**
  - AI Fellowships offered in underserved communities
- **Founder-led experts and educators, bringing world-class domain experience**
- **Pending merger with CSLM provides path to accelerated growth**
  - Capital, public currency, elevated business profile

(1) Source: Precedence Research, Nov. '24.

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Appendix Fusemachines Inc. - Investor Presentation 25

Non-GAAP Reconciliations: Adjusted EBITDA Nine Months Ended September 30, Full Year Ended December 31, (In thousands) 2024 2023 (In thousands) 2023 2022 Net loss $(12,126) $(4,780) Net loss $(6,762) $(751) Interest expense 161 272 Interest expense 451 158 Provision for tax 72 2 Provision for tax 11 23 Depreciation and amortization 126 75 Depreciation and amortization 108 71 EBITDA $(11,767) $(4,431) EBITDA $(6,192) $(499) Stock-based compensation 1,171 1,982 Stock-based compensation 2,154 – (1) Fair value adjustments 4,337 347 (1) Fair value adjustments 611 94 Extinguishment of payable 70 – Extinguishment of debt 143 – Extinguishment of debt 549 143 (2) (2) Aborted IPO costs 306 – Aborted IPO costs – 49 Adjusted EBITDA $ (2,978) $(405) Adjusted EBITDA $ (5,640) $(1,910) (1) Represents change in fair value of convertible notes and warrant liability. (2) Represents professional service fees related to the proposed SPAC transaction in 2023. Fusemachines Inc. - Investor Presentation 26

Mission Democratize AI Make personalized AI education possible to talented students from underserved communities Enable AI-powered transformation for enterprises with AI Studio, AI engines and a global pool of talent